UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 August 2, 2007

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.     Other Events
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          As of July 31, 2007, preliminary assets under management totaled
$4.301 billion.  Following is a summary as of July 31, 2007 (in millions):

				         Equity    Fixed Income	    Total
Individually Managed Accounts 	        $   865	      $  129       $   994
Mutual Funds (including sub-advised)      2,651	         174         2,825
Private Investment Funds	   	    482            0           482
                                        -------       ------       -------
Total			       	        $ 3,998       $  303       $ 4,301

Investment Strategy
-------------------
Small and Small-Mid Cap	         $   678
Large Cap and Select		     984
Long-Short		           2,340
Strategic and Fixed Income     	     299
				--------
Total			           4,301


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: August 2, 2007	                     By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                             Officer and Secretary